================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 15, 2002



                               MARKET AMERICA INC.
             (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                000-23250                   56-1784094

(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



           1302 PLEASANT RIDGE ROAD, GREENSBORO, NORTH CAROLINA 27409 (Address of principal executive offices, including zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (336) 605-0040



================================================================================

     ITEM 5. OTHER EVENTS

     On March 27, 2002, Market America Inc. ("Market America") issued a press release announcing that that in connection with a previously announced stock transaction it had entered into a formal merger agreement with Miracle Marketing Inc. ("Miracle Marketing"). Miracle Marketing is a corporation formed by a management group led by Market America's President and Chief Executive Officer, James Ridinger, and including other managers of Market America, collectively owning 82.1% of the outstanding shares of Market America. Under the terms of the agreement Market America will continue as the surviving corporation, and all outstanding shares of Market America not already held by the management group will be acquired for a cash price of $8.00 per share. The merger is subject to approval of a majority of the shares of Market America not held by the management group. The Board of Directors plans to schedule a special meeting of shareholders in June of 2002 to consider the merger, following clearance of proxy materials by the Securities and Exchange Commission.

     On March 15, 2002, Market America entered into employment agreements with each of Martin L. Weissman, Dennis J. Franks, Marc Ashley, Joseph V. Bolyard and Andrew Weissman. These agreements are for an indeterminate term, providing for employment under the terms thereof (including a base salary subject to normal adjustments and eligibility for bonus programs available generally to management employees) until termination arising from the employee's disability, voluntary termination by the employee, or termination, with or without cause, by Market America. The agreements contain noncompetition and confidentiality clauses, as well as general standards of performance expected of such employees. These employment agreements are independent of any independent distributorship arrangements of such employees.


     ITEM 7. EXHIBITS

     (c)  The following are furnished as exhibits to this report:

          10 Agreement and Plan of Merger, dated as of March 27, 2002, by and among Market America, Inc., Miracle Marketing Inc. and MA Acquisition Sub Inc.

          99.1 Press Release, dated March 28, 2002, issued by Miracle Marketing, Inc.

          99.2 Market America, Inc. Employment Agreement, dated March 15, 2002 (Marc Ashley)

          99.3 Market America, Inc. Employment Agreement, dated March 15, 2002 (Joseph V. Bolyard)

          99.4 Market America, Inc. Employment Agreement, dated March 15, 2002 (Dennis J. Franks)

          99.5 Market America, Inc. Employment Agreement, dated March 15, 2002 (Andrew Weissman)

          99.6 Market America, Inc. Employment Agreement, dated March 15, 2002 (Martin L.Weissman)

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 29, 2002


                                            MARKET AMERICA, INC.



                                            By: /s/ James H. Ridinger
                                                -------------------------
                                            Name:   James H. Ridinger
                                            Title:  Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer

                                  EXHIBIT INDEX


Exhibit   Description
-------   -----------

10 Agreement and Plan of Merger, dated as of March 27, 2002, by and among Market America, Inc., Miracle Marketing Inc. and MA Acquisition Sub Inc.

99.1      Press Release, dated March 28, 2002, issued by Miracle Marketing, Inc.

99.2      Market America, Inc. Employment Agreement, dated March 15, 2002 (Marc
          Ashley)

99.3 Market America, Inc. Employment Agreement, dated March 15, 2002 (Joseph V. Bolyard)

99.4 Market America, Inc. Employment Agreement, dated March 15, 2002 (Dennis J. Franks)

99.5 Market America, Inc. Employment Agreement, dated March 15, 2002 (Andrew Weissman)

99.6 Market America, Inc. Employment Agreement, dated March 15, 2002 (Martin L.Weissman)